UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2011

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule; Transfer of Listing

On December 15, 2011, Texas Instruments Incorporated (“TI”) provided written notice to the New York Stock Exchange (“NYSE”) that TI expects to voluntarily delist from the NYSE at the close of trading on December 30 2011, and intends to transfer its listing to the NASDAQ Global Select Market (“NASDAQ”) to commence trading on the next business day, January 3, 2012.  TI’s common stock has been approved for listing on NASDAQ, and will continue to trade under the stock symbol “TXN.”

A copy of the press release issued by TI in connection with its move from the NYSE to NASDAQ is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01.    Exhibits

Designation of Exhibit in this Report	Description of Exhibit
99	TI’s press release dated December 15, 2011, announcing the transfer of its stock exchange listing to NASDAQ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: December 15, 2011	By:	/s/ JOSEPH F. HUBACH
Joseph F. Hubach
Senior Vice President, Secretary and
General Counsel